UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2015

Ciner Resources LP
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36062	46-2613366
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

Five Concourse Parkway
Suite 2500
Atlanta, Georgia	30328
(Address of principal executive office)	(Zip Code)

(770) 375-2300
(Registrant’s telephone number, including area code)

OCI Resources LP
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

In accordance with General Instruction B.2. of Form 8-K, the following information and Exhibit 99.1 referenced herein are being furnished pursuant to Item 2.02 of Form 8-K and are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, are not subject to the liabilities of that section and are not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

On November 5, 2015, Ciner Resources LP (the “Partnership”) announced via a press release its financial and operating results for the third quarter ended September 30, 2015. A copy of that press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. In addition, on November 5, 2015, the Partnership will hold a conference call for analyst and media to discuss results for the third quarter ended September 30, 2015. The conference call will be made available via a simultaneous webcast live on the Partnership's website at www.ociresources.com.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective November 5, 2015, OCI Resources LP changed its name to Ciner Resources LP. OCI Resources LP filed with the Delaware Secretary of State a Certificate of Amendment of the Certificate of Limited Partnership (the "LP Certificate of Amendment") and the general partner of OCI Resources LP executed an Amendment No. 2 (the "LP Amendment") to the First Amended and Restated Agreement of Limited Partnership, as amended, to effectuate the name change. Certain minor changes were also made in the LP Amendment to reflect the completion of the transactions related to the sale of an approximately 73% limited partnership interest in OCI Resources LP, as well as the 2% general partner interest in OCI Resources LP and related incentive distribution rights, to Ciner Enterprises Inc. The LP Certificate of Amendment and the LP Amendment are attached hereto as Exhibits 3.1 and 3.2, respectively.

Additionally, effective on November 5, 2015, OCI Resources LP's general partner (the "General Partner") changed its name from OCI Resource Partners LLC to Ciner Resource Partners LLC. The General Partner filed with the Delaware Secretary of State a Certificate of Amendment of its Certificate of Formation (the "GP Certificate of Amendment") and the General Partner's sole member executed an Amendment No. 1 (the "LLC Agreement Amendment") to the Amended and Restated Limited Liability Company Agreement (the "LLC Agreement") of the General Partner to effectuate the name change. The GP Certificate of Amendment and the LLC Agreement Amendment are attached hereto as Exhibits 3.3 and 3.4, respectively.

On November 6, 2015, Ciner Resources LP's trading symbol for its common units, which are currently listed on the New York Stock Exchange, will change from OCIR to CINR. The change in trading symbol is related solely to the change of the name of OCI Resources LP to Ciner Resources LP described above. The new CUSIP number for Ciner Resources LP's common units is 172464109.

Item 9.01     Financial Statements and Exhibits.
(d)      Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment of the Certificate of Limited Partnership of Ciner Resources LP (formerly known as OCI Resources LP), effective November 5, 2015
3.2	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Ciner Resources LP (formerly known as OCI Resources LP), dated November 5, 2015
3.3	Certificate of Amendment of the Certificate of Formation of Ciner Resource Partners LLC (formerly known as OCI Resource Partners LLC), effective November 5, 2015
3.4	Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of Ciner Resource Partners LLC (formerly known as OCI Resource Partners LLC), dated November 5, 2015
99.1	Press Release, dated November 5, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINER RESOURCES LP

By:	Ciner Resource Partners LLC,
its General Partner

By:	/s/ Nicole Daniel
Nicole Daniel
Vice President, General Counsel and Secretary

Date: November 5, 2015

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment of the Certificate of Limited Partnership of Ciner Resources LP (formerly known as OCI Resources LP), effective November 5, 2015
3.2	Amendment No. 2 to the First Amended and Restated Agreement of Limited Partnership of Ciner Resources LP (formerly known as OCI Resources LP), dated November 5, 2015
3.3	Certificate of Amendment of the Certificate of Formation of Ciner Resource Partners LLC (formerly known as OCI Resource Partners LLC), effective November 5, 2015
3.4	Amendment No. 1 to the Amended and Restated Limited Liability Company Agreement of Ciner Resource Partners LLC (formerly known as OCI Resource Partners LLC), dated November 5, 2015
99.1	Press Release, dated November 5, 2015